UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.   20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 18, 2013

BRT REALTY TRUST
(Exact name of Registrant as specified in charter)

Massachusetts	001-07172	13-2755856
(State or other	(Commission file No.)	(IRS Employer
jurisdiction of		I.D. No.)
incorporation)

60 Cutter Mill Road, Suite 303, Great Neck, New York	11021
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code     516-466-3100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On October 29, 2013, we filed a Current Report on Form 8-K (the “Current Report”) disclosing that we entered into a joint venture and the purchase by the venture of a multi-family property consisting of 208 units located at 6620 Old Madison Pike Northwest, Huntsville, AL (“Arlington Place Apartments” or the “Property”) for a contract purchase price of $12.1 million, of which $9.6 million was financed with mortgage debt.

We are filing this amendment to the Current Report to include under (i) Item 9.01(a), audited statement of revenues and certain expenses of the Property and (ii) Item 9.01(b), our unaudited pro forma financial statements reflecting the acquisition of the Property.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits

	Exhibit No.	Title of Exhibit
	23.1	Consent of BDO USA, LLP dated November 14, 2013

Independent Auditor’s Report

Board of Trustees and Shareholders
BRT Realty Trust and Subsidiaries
Great Neck, New York  11021

We have audited the accompanying statement of revenues and certain expenses of the property located at 6620 Old Madison Pike Northwest, Huntsville, AL (“Arlington Place Apartments” or the “Property”) for the year ended December 31, 2012.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the statement of revenues and certain expenses in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the statement of revenues and certain expenses that is free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the statement of revenues and certain expenses based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain expenses is free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the statement of revenues and certain expenses. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the statement of revenues and certain expenses, whether due to fraud or error. In making those risk assessments, the auditor considers internal controls relevant to Arlington Place Apartment’s preparation and fair presentation of the statement of revenues and certain expenses in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal controls. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the statement of revenues and certain expenses.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the statement of revenues and certain expenses referred to above presents fairly, in all material respects, the statement of revenues and certain expenses of Arlington Place Apartments for the year ended December 31, 2012, in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with rules and regulations of the U.S. Securities and Exchange Commission and for inclusion in a Current Report on Form 8-K of BRT Realty Trust as described in Note 2 to the statement of revenues and certain expenses and is not intended to be a complete presentation of Arlington Place Apartments’ revenues and expenses.

/s/BDO USA, LLP

New York, New York
November 14, 2013

The Arlington Place Apartments
Statements of Revenues and Certain Expenses

	Six Months Ended June 30, 2013 (unaudited)	Year Ended December 31, 2012
Revenues:
Rental and other income	$807,000	$1,651,000

Certain Expenses:
Real estate taxes	41,000	81,000
Management fees	28,000	58,000
Utilities	79,000	145,000
Payroll	110,000	221,000
Insurance	27,000	54,000
Repairs and maintenance	53,000	99,000
Other real estate operating expenses	47,000	100,000
Total certain expenses	385,000	758,000

Revenues in excess of certain expenses	$422,000	$893,000

See Independent Auditor’s report and accompanying notes to the Statements of Revenues and Certain Expenses.

Arlington Place Apartments
Notes to Statements of Revenues and Certain Expenses

1.  Organization

The property, located at 6620 Old Madison Pike Northwest (“Arlington Place Apartments”), is a garden apartment complex containing 208 units.

BRT Realty Trust (“BRT” or the “Trust”) is a business trust organized in Massachusetts.  BRT  (i) participates as an equity investor in joint ventures that acquire, own and operate multi-family properties, (ii) originates and holds for investment senior mortgage loans secured by commercial and multi-family real estate property in the United States and (iii) owns and operates commercial and mixed use real estate assets, and in particular, development properties located in Newark, New Jersey.

On October 15, 2013, a consolidated joint venture comprised of TRB Arlington Place LLC, the Trust’s wholly-owned subsidiary, and an unaffiliated joint venture partner, acquired Arlington Place Apartments for a contract purchase price of $12.1 million, including $9.6 million of mortgage debt.

2.  Basis of Presentation and Significant Accounting Policies

The accompanying statements of revenues and certain expenses of Arlington Place Apartments have been prepared in accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission for inclusion in the Trust’s Current Report on Form 8-K/A.  Accordingly, the statements of revenues and certain expenses exclude certain expenses that may not be comparable to those expected to be incurred in the future operations of the aforementioned property.  Items excluded consist of interest expense, depreciation, amortization, corporate expenses, and other costs not directly related to future operations.

Use of Estimates

The preparation of the statements of revenues and certain expenses in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the statements of revenues and certain expenses.  Actual results could differ from those estimates.

Revenue Recognition

Rental revenue is recognized on an accrual basis when earned and due from tenants.  Leases are generally for a one-year term and have no renewal options.

Income Taxes

The entity that owns Arlington Place Apartments was organized as a limited liability company and is not directly subject to federal taxes.  The limited liability company is subject to a state business privilege tax.

3.  Subsequent Events

Subsequent events were evaluated from December 31, 2012 through November 14, 2013, the date on which the statement of revenues and certain expenses was issued.

BRT REALTY TRUST AND SUBSIDIARIES
Pro Forma Consolidated Financial Statements
(Unaudited)

On October 18, 2013, a consolidated joint venture comprised of TRB Arlington Place LLC, a wholly-owned subsidiary of BRT Realty Trust (“the Trust”), and an unaffiliated joint venture partner, acquired a multi-family garden apartment complex located at 6620 Old Madison Pike Northwest, Huntsville, AL (“Arlington Place Apartments”), containing 208 units for a contract purchase price of $12.1 million, including $9.6 million of mortgage debt.

The pro forma unaudited consolidated balance sheet is presented as if the acquisition had been completed on June 30, 2013.  The pro forma unaudited consolidated statement of income for the year ended September 30, 2012 is presented as if the acquisition had been completed on October 1, 2011. The unaudited pro forma consolidated statement of income for the nine months ended June 30, 2013 is presented as if the acquisition had been completed on October 1, 2012.

The pro forma unaudited consolidated statement of income for the nine months ended June 30, 2013 has been adjusted to reflect the income and certain expense items of Grove at Trinity Pointe, Avondale Station Apartments, Spring Valley Club Apartments, Stonecrossing of Westchase, Courtney Station Apartments and Autumn Brook Apartments (as defined) (collectively the “Previously Reported Acquisitions”) from the date of acquisition through June 30, 2013.

These pro forma unaudited statements of income are presented for informational purposes only and should be read in conjunction with the Trust’s Annual Report on Form 10-K for the year ended September 30, 2012.

The pro forma unaudited consolidated statements of income are based on assumptions and estimates considered appropriate by the Trust’s management; however, such statements do not purport to represent what the Trust’s financial position and results of operations would have been assuming the completion of the acquisition on October 1, 2011 and October 1, 2012, nor do they purport to project the Trust’s financial position and results of operations at any future date or for any future period.

In the opinion of the Trust’s management, all adjustments necessary to reflect the effects of the transactions described above have been included in the pro forma consolidated financial statements.

Set forth below is a summary of the previously reported transactions reflected in these pro forma unaudited consolidated financial statements.

On or about  November 15, 2012, a consolidated joint venture comprised of TRB Grove at Trinity LLC, a wholly owned subsidiary of the Trust, and an unaffiliated joint venture partner, acquired Grove at Trinity Pointe, a 464 unit multi-family garden apartment complex located in Cordova, Tennessee (“Grove at Trinity Pointe”).  The contract purchase price was $25.5 million and included $19.25 million of mortgage debt.

On or about November 19, 2012, a consolidated joint venture comprised of TRB Avondale LLC, a wholly owned subsidiary of the Trust, and an unaffiliated joint venture partner, acquired Avondale Station Apartments, a 212 unit multi-family garden apartment complex located in Decatur, Georgia (“Avondale Station Apartments”).  The contract purchase price was $10.45 million and included $8.0 million of mortgage debt.

On or about January 11, 2013, a consolidated joint venture comprised of TRB Spring Valley LLC, a wholly owned subsidiary of the Trust, and an unaffiliated joint venture partner, acquired Spring Valley Club Apartments, a 160 unit multi-family garden apartment complex located in  Panama City, Florida (“Spring Valley Club Apartments”).  The contract purchase price was $7.2 million and included $5.6 million of mortgage debt.

On or about April 19, 2013, a consolidated joint venture comprised of TRB Houston Galleria LLC, a wholly owned subsidiary of the Trust, and an unaffiliated joint venture partner, acquired Stonecrossing of Westchase, a 240 unit multi-family garden apartment complex located in Houston, Texas (“Stonecrossing of Westchase”).  The contract purchase price was $16.8 million and included $13.2 million of mortgage debt.

On or about April 29, 2013, a consolidated joint venture comprised of TRB Courtney Station LLC, a wholly owned subsidiary of the Trust, and an unaffiliated joint venture partner, acquired Courtney Station Apartments, a 300 unit multi-family garden apartment complex located in Pooler, Georgia (“Courtney Station Apartments”).  The contract purchase price was $35.3 million and included $26.4 million of mortgage debt.

On or about June 21, 2013, a consolidated joint venture comprised of TRB Autumn Brook LLC, a wholly owned subsidiary of the Trust, and an unaffiliated joint venture partner, acquired Autumn Brook Apartments, a 156 unit multi-family garden apartment complex located in Hixson, Tennessee (“Autumn Brook Apartments”).  The contract purchase price was $10.9 million and included $8.1 million of mortgage debt.

On or about  October 4, 2013, a consolidated joint venture comprised of TRB Houston Four Pack LLC, a wholly owned subsidiary of the Trust, and an unaffiliated joint venture partner, acquired The Palms on Westheimer Apartments, a 798 unit multi-family garden apartment complex located in Houston, Texas (“The Palms on Westheimer Apartments”).  The contract purchase price was $32.8 million and included $24.1 million of mortgage debt.

On or about October 15, 2013, a consolidated joint venture comprised of TRB Houston Four Pack, LLC, a wholly owned subsidiary of the Trust and an unaffiliated joint venture partner, acquired the Humble-Pacadena Apartments, three multifamily garden apartment complexes located in Humble and Pasadena, Texas (“Humble-Pasadena Apartments”).  The contract price was $22.6 million and included $17.0 million of mortgage debt.

BRT REALTY TRUST AND SUBSIDIARIES
Pro Forma Consolidated Financial Statements
(Unaudited)

On October 18, 2013, a consolidated joint venture comprised of TRB Arlington Place LLC, a wholly-owned subsidiary of BRT Realty Trust (“the Trust”), and an unaffiliated joint venture partner, acquired a multi-family garden apartment complex located at 6620 Old Madison Pike Northwest, Huntsville, AL (“Arlington Place Apartments”), containing 208 units for a contract purchase price of $12.1 million, including $9.6 million of mortgage debt.

The pro forma unaudited consolidated balance sheet is presented as if the acquisition had been completed on June 30, 2013.  The pro forma unaudited consolidated statement of income for the year ended September 30, 2012 is presented as if the acquisition had been completed on October 1, 2011. The unaudited pro forma consolidated statement of income for the nine months ended June 30, 2013 is presented as if the acquisition had been completed on October 1, 2012.

The pro forma unaudited consolidated statement of income for the nine months ended June 30, 2013 has been adjusted to reflect the income and certain expense items of Grove at Trinity Pointe, Avondale Station Apartments, Spring Valley Club Apartments, Stonecrossing of Westchase, Courtney Station Apartments and Autumn Brook Apartments (as defined) (collectively the “Previously Reported Acquisitions”) from the date of acquisition through June 30, 2013.

These pro forma unaudited statements of income are presented for informational purposes only and should be read in conjunction with the Trust’s Annual Report on Form 10-K for the year ended September 30, 2012.

The pro forma unaudited consolidated statements of income are based on assumptions and estimates considered appropriate by the Trust’s management; however, such statements do not purport to represent what the Trust’s financial position and results of operations would have been assuming the completion of the acquisition on October 1, 2011 and October 1, 2012, nor do they purport to project the Trust’s financial position and results of operations at any future date or for any future period.

In the opinion of the Trust’s management, all adjustments necessary to reflect the effects of the transactions described above have been included in the pro forma consolidated financial statements.

Set forth below is a summary of the previously reported transactions reflected in these pro forma unaudited consolidated financial statements.

On or about  November 15, 2012, a consolidated joint venture comprised of TRB Grove at Trinity LLC, a wholly owned subsidiary of the Trust, and an unaffiliated joint venture partner, acquired Grove at Trinity Pointe, a 464 unit multi-family garden apartment complex located in Cordova, Tennessee (“Grove at Trinity Pointe”).  The contract purchase price was $25.5 million and included $19.25 million of mortgage debt.

On or about November 19, 2012, a consolidated joint venture comprised of TRB Avondale LLC, a wholly owned subsidiary of the Trust, and an unaffiliated joint venture partner, acquired Avondale Station Apartments, a 212 unit multi-family garden apartment complex located in Decatur, Georgia (“Avondale Station Apartments”).  The contract purchase price was $10.45 million and included $8.0 million of mortgage debt.

On or about January 11, 2013, a consolidated joint venture comprised of TRB Spring Valley LLC, a wholly owned subsidiary of the Trust, and an unaffiliated joint venture partner, acquired Spring Valley Club Apartments, a 160 unit multi-family garden apartment complex located in  Panama City, Florida (“Spring Valley Club Apartments”).  The contract purchase price was $7.2 million and included $5.6 million of mortgage debt.

On or about April 19, 2013, a consolidated joint venture comprised of TRB Houston Galleria LLC, a wholly owned subsidiary of the Trust, and an unaffiliated joint venture partner, acquired Stonecrossing of Westchase, a 240 unit multi-family garden apartment complex located in Houston, Texas (“Stonecrossing of Westchase”).  The contract purchase price was $16.8 million and included $13.2 million of mortgage debt.

On or about April 29, 2013, a consolidated joint venture comprised of TRB Courtney Station LLC, a wholly owned subsidiary of the Trust, and an unaffiliated joint venture partner, acquired Courtney Station Apartments, a 300 unit multi-family garden apartment complex located in Pooler, Georgia (“Courtney Station Apartments”).  The contract purchase price was $35.3 million and included $26.4 million of mortgage debt.

On or about June 21, 2013, a consolidated joint venture comprised of TRB Autumn Brook LLC, a wholly owned subsidiary of the Trust, and an unaffiliated joint venture partner, acquired Autumn Brook Apartments, a 156 unit multi-family garden apartment complex located in Hixson, Tennessee (“Autumn Brook Apartments”).  The contract purchase price was $10.9 million and included $8.1 million of mortgage debt.

On or about  October 4, 2013, a consolidated joint venture comprised of TRB Houston Four Pack LLC, a wholly owned subsidiary of the Trust, and an unaffiliated joint venture partner, acquired The Palms on Westheimer Apartments, a 798 unit multi-family garden apartment complex located in Houston, Texas (“The Palms on Westheimer Apartments”).  The contract purchase price was $32.8 million and included $24.1 million of mortgage debt.

On or about October 15, 2013, a consolidated joint venture comprised of TRB Houston Four Pack, LLC, a wholly owned subsidiary of the Trust and an unaffiliated joint venture partner, acquired the Humble-Pacadena Apartments, three multifamily garden apartment complexes located in Humble and Pasadena, Texas (“Humble-Pasadena Apartments”).  The contract price was $22.6 million and included $17.0 million of mortgage debt.

BRT REALTY TRUST AND SUBSIDIARIES
PRO FORMA - CONSOLIDATED BALANCE SHEET
As of June 30, 2013
(Amounts in thousands, except per share data)

	The Trust Historical	Palms on Westheimer and Humble- Pasadena	Purchase of Arlington Place	The Trust Pro Forma as Adjusted
ASSETS
Real estate properties, net of accumulated depreciation of $9,510	$348,991	$55,420	$12,050	$416,461

Real estate loans, all earning interest	67,447	-	-	67,447
Deferred fee income	(614)	-	-	(614)
	66,833	-	-	66,833

Cash and cash equivalents	24,435	(14,702)	(2,038)	7,695
Restricted cash – construction holdbacks	36,425	-		36,425
Available-for-sale securities at market	310	-		310
Deferred costs	12,747	517	128	13,392
Prepaid expenses	4,404	1,035	42	5,481
Other assets	7,685	3,767	365	11,817
Total Assets	$501,830	$46,037	$10,547	$558,414

LIABILITIES AND EQUITY
Liabilities:
Mortgages payable	$277,425	$41,065	$9,573	$328,063
Junior subordinated notes	37,400	-	-	37,400
Accounts payable and accrued liabilities	5,393	703	5	6,101
Deposits payable	1,620	121	8	1,749
Deferred income	25,848	-	-	25,848
Total Liabilities	347,686	41,889	9,586	399,161

Commitments and contingencies	-	-	-	-

Equity:
BRT Realty Trust shareholders’ equity:
Preferred shares, $1 par value:
authorized 10,000 shares, none issued	-	-	-	-
Shares of beneficial interest, $3 par value:
authorized number of shares, unlimited, 13,535 issued	40,606	-	-	40,606
Additional paid-in capital	165,583	-	-	165,583
Accumulated other comprehensive income	23	-	-	23
Accumulated deficit	(72,358)	-	-	(72,358)
Total BRT Realty Trust shareholders’ equity	133,854	-	-	133,854
Non-controlling interests	20,290	4,148	961	25,399
Total Equity	154,144	4,148	961	159,253
Total Liabilities and Equity	$501,830	$46,037	$10,547	$558,414

See accompanying notes to the unaudited pro forma consolidated financial statements

BRT REALTY TRUST AND SUBSIDIARIES
PRO FORMA – UNAUDITED CONSOLIDATED STATEMENT OF INCOME
For The Year Ended September 30, 2012
(Dollars in thousands, except share data)

	The Trust Historical	Previously Reported Acquisitions(f)			Purchase of Arlington Place Apartments	The Trust Pro Forma as Adjusted
Revenues:
Rental and other revenue from real estate properties	$8,675		$25,043		$1,664		$35,382
Interest and fees on real estate loans	9,530		-		-		9,530
Recovery of previously provided allowances	156		-		-		156
Other income	1,218		-		-		1,218
Total revenues	19,579		25,043		1,664		46,286
Expenses:
Interest expense	4,729		5,401	(a)	497 (e)		10,627
Advisor’s fees, related party	1,104		580	(b)	43 (b)		1,727
Property acquisition costs	2,407		-		-		2,407
General and administrative—including $705 to related party	7,161		-		-		7,161
Operating expenses relating to real estate properties	6,042		14,240		869		21,151
Depreciation and amortization	2,004		4,410	(c)	321 (c)		6,735
Total expenses	23,447		24,631		1,730		49,808
Total revenues less total expenses	(3,868)		412		(66)		(3,522)
Equity in earnings of unconsolidated ventures	829		-		-		829
Gain on sale of available-for-sale securities	605		-		-		605
Gain on sale of loan	3,192		-		-		3,192
Income (loss) from continuing operations	758		412		(66)		1,104

Discontinued operations:
Gain on sale of real estate assets	792		-		-		792
Net income (loss)	1,550		412		(66)		1,896
Plus: net loss (income) attributable to non controlling interests	2,880		(200	)(d)	5 (d)		2,685
Net income (loss) attributable to common shareholders	$4,430		$212		$(61)		$4,581

Basic and diluted per share amounts attributable to common shareholders:
Income (loss) from continuing operations	$.26	$	. 02		$-	$	. 27
Discontinued operations	.06		-		-		.06
Basic and diluted income (loss) per share	$.32		$.02		$-		$.33

Amounts attributable to BRT Realty Trust:
Income (loss) from continuing operations	$3,638		$212		$(61)		$3,789
Discontinued operations	792		-		-		792
Net income (loss)	$4,430		$212		$(61)		$4,581
Weighted average number of common shares outstanding:
Basic and diluted	14,035,792		14,035,792		14,035,792		14,035,792

See accompanying notes to the pro forma unaudited consolidated financial statements.

BRT REALTY TRUST AND SUBSIDIARIES
PRO FORMA – UNAUDITED CONSOLIDATED STATEMENT OF INCOME
For The Nine Months Ended June 30, 2013
(Dollars in thousands, except share data)

	The Trust Historical	Previously Reported Acqusitions(f)		Purchase of Arlington Place Apartments	The Trust Pro Forma as Adjusted
Revenues:
Rental and other revenue from real estate properties	$20,756	$13,341		$1,248		$35,345
Interest and fees on real estate loans	7,766	-		-		7,766
Recovery of previously provided allowances	1,022	-		-		1,022
Other income	891	-		-		891
Total revenues	30,435	13,341		1,248		45,024
Expenses:
Interest expense	8,734	2,940	(a)	371 (e)		12,045
Advisor’s fees, related party	1,314	316	(b)	33 (b)		1,663
Property acquisition costs	1,805	-		-		1,805
General and administrative—including $403 to related party	5,527	-		-		5,527
Operating expenses relating to real estate properties	11,158	7,907		652		19,717
Depreciation and amortization	4,737	2,275	(c)	241 (c)		7,253
Total expenses	33,275	13,438		1,297		48,010
Total revenues less total expenses	(2,840)	(97)		(49)		(2,986)
Equity in earnings of unconsolidated ventures	183	-		-		183
Gain on the sale of available-for-sale securities	482	-		-		482
(Loss) income from continuing operations	(2,175)	(97)		(49)		(2,321)
Discontinued Operations:
Gain on sale of real estate assets	509	-		-		509
Net loss	(1,666)	(97)		(49)		(1,812)
Plus: net loss (income) attributable to non-controlling interests	1,893	(46	)(d)	3		1,850
Net income (loss) attributable to common shareholders	$227	$(143)		(46)		$38

Basic and diluted per share amounts attributable to common shareholders:
Loss from continuing operations	$(.02)	$(.01)		$-	$	(. 03)
Discontinued operations	.04	-		-		.04
Basic and diluted income (loss) per share	$.02	$(.01)		$-		$.01

Amounts attributable to BRT Realty Trust:
(Loss) income from continued operations	$(282)	$(143)		$(46)		$(471)
Discontinued operations	509	-		-		509
Net income (loss)	$227	$(143)		$(46)		$38
Weighted average number of common shares outstanding:
Basic and diluted	14,128,398	14,128,398		14,128,398		14,128,398

See accompanying notes to the pro form unaudited consolidated financial statements.

BRT REALTY TRUST AND SUBSIDIARIES
Notes to Pro Forma Unaudited Consolidated Financial Statements
(Unaudited)

Basis of Pro Forma Presentation

1.
The consolidated financial statements include the consolidated accounts of the Trust and its investments in limited liability companies in which the Trust is presumed to have control in accordance with the consolidation guidance of the Financial Accounting Standards Board Accounting Standards Codification (“ASC”).  Investments in entities for which the Trust has the ability to exercise significant influence but does not have financial or operating control, are accounted for under the equity method of accounting.  Accordingly, the Trust’s share of the net earnings (or losses) of entities accounted for under the equity method are included in consolidated net income under the caption “Equity in earnings of unconsolidated ventures”.  Investments in entities for which the Trust does not have the ability to exercise any influence are accounted for under the cost method of accounting.

In October 2013, the Trust entered into a joint venture and the joint venture acquired The Humble-Pasadena Apartments for $22.6 million funded with cash and a mortgage loan of $17.0 million.

In October, 2013, the Trust entered into a joint venture and the joint venture acquired The Palms on Westheimer Apartments for $32.8 million, funded with cash and a mortgage loan of $24.1 million.

In June 2013, the Trust entered into a joint venture and the joint venture acquired Autumn Brook Apartments for $10.9 million, funded with cash and a mortgage loan of $8.1 million.

In April 2013, the Trust entered into a joint venture and the joint venture acquired Courtney Station Apartments for $ 35.3 million, funded with cash and a mortgage loan of $26.4 million.

In April 2013, the Trust entered into a joint venture and the joint venture acquired Stonecrossing of Westchase for $16.8 million, funded with cash and a mortgage loan of      $13.2 million.

In January 2013, the Trust entered into a joint venture and the joint venture acquired Spring Valley Apartments for $7.2 million, funded with cash and a mortgage loan of $5.6 million.

In November 2012, the Trust entered into a joint venture and the joint venture acquired Avondale Station Apartments for $10.45 million, funded with cash and a mortgage loan of $8.0 million.

In November 2012, the Trust entered into a joint venture and the joint venture acquired Grove at Trinity Pointe for $25.5 million, funded with cash and a mortgage loan of $19.25 million.

2.
Notes to the pro forma consolidated statements of income for Stonecrossing of Westchase, Courtney Station Apartments, Spring Valley Club Apartments, Grove at Trinity Pointe, Avondale Station Apartments, Autumn Brook Apartments, The Palms on Westheimer Apartments, The Humble-Pasadena Apartments and Arlington Place Apartments for the year ended September 30, 2012 and the nine months ended June 30, 2013

a)
To reflect the interest expense resulting from the mortgages securing Courtney Station Apartments, Stonecrossing at Westchase, Spring Valley Club Apartments, Grove at Trinity Pointe, Avondale Station Apartments, Autumn Brook Apartments, The Palms on Westheimer Apartments and the Humble-Pasadena Apartments, which expense is calculated using interest rates of 4.00%, 3.95%, 4.06%, 3.71%, 3.74%, 4.29%, 4.85% and 4.90%, respectively, and includes amortization of loan related fees.

b)	To reflect the advisory fees to be paid by the Trust pursuant the Amended and Restated Advisory Agreement, as amended.

c)	To reflect depreciation on the estimated useful life of 30 years.

d)	To reflect the non-controlling interest share of income or loss from these properties for their 20% - 25% equity interests in these joint ventures.

e)	Interest expense is calculated using an interest rate of 4.99% and includes amortization of loan related fees.

f)
Refers to previous acquisitions of Courtney Station Apartments, Spring Valley Club Apartments, Stonecrossing of Westchase, Grove at Trinity Pointe, Avondale Station Apartments, Autumn Brook Apartments, The Palms on Westheimer Apartments and The Humble-Pasadena Apartments.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRT REALTY TRUST

	By:	/s/ George Zweier
George Zweier
November 14, 2013		Vice President and
Great Neck, NY		Chief Financial Officer